Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the company to meet its stated business goals.

Financial Highlights

u     Record fourth quarter and full year revenue

u     Record fourth quarter and full year net income

u     Long-term debt at year end $21 million

u    down from $53 million in 2003

u     Total oil and gas property capital expenditures for year of $42.2 million

Major  Sources and Uses of Cash

u     Sources

u    Adjusted Cash Flow* from Operations- $62.5 million

u     Uses

u    Drilling and development- $36.9 million

u    Undeveloped properties- $4.6 million

u    Producing properties-$0.7 million

u    Long term debt reduction- $32 million

*Adjusted Cash Flow is Net Income plus non-cash charges (Depreciation, Depletion and Amortization and Deferred Income Taxes)

Revenue

u      Fourth Quarter Revenue of $72.6 million

u      $59.5 million in 2003

u      Revenue reflects higher O&G prices, increased production and more drilling activity

u      Full year Revenue up to $290.7 million from $202.9 million in 2003

Net Income

u     2004 Net Income of $34.1 million

u    $22.6 million in 2003

u    $2.05 per share vs. $1.39 in 2003

u     Fourth Quarter Net Income of $8.3 million

u    $8.0 million in 2003

u    $0.49 per share in 2003 and 2004 (diluted)

u    SOX compliance and tax rate

Adjusted Cash Flow

u      Full year Adjusted Cash Flow of $62.5 million

u      Up from $45.6 million in 2003

u      Fourth Quarter 2004 Adjusted Cash Flow of $14.6 million

u      Adjusted Cash Flow is  income before deferred income taxes, depreciation, depletion and amortization

u      Management believes Adjusted Cash Flow is a useful measure in estimating the value of the company's operations

2004 Operating Highlights

u     Production 12.7 Bcfe, up 21% year-to-year

u     Rocky Mountain Region production increased 36.5% year-to-year (12 months)

u    Rocky Mountain Region produced 72% of total

u     158 wells drilled in 2004 vs. 111 in 2003

u    97% drilling success on 157 gross development wells

u    All wells were in Colorado

u    137 wells were drilled with partnerships

u     Sand Wash Basin exploratory test drilled in fourth quarter

u    Testing delayed by environmental restrictions

Core Operating Areas

Rocky Mountains

2004 Proved Reserves: 149.9 Bcfe

2004 Production: 9.1 Bcfe

2003 Production: 6.6 Bcfe

Michigan Basin

2004 Proved Reserves: 25.8 Bcfe

2004  Production:  1.8 Bcfe

2003 Production: 1.9 Bcfe

Appalachian Basin

2004 Proved Reserves: 41.7 Bcfe

2004 Production:  1.8 Bcfe

2003 Production: 1.9 Bcfe

Production

u     Full year 2004 production 12.7 Bcfe

u    Up 22% from 10.4 Bcfe in 2003

u     82% natural gas

u     Fourth Quarter 2004 production of 3.17 Bcfe

Regional Production Trends

u    Rocky Mountains region was 2004 growth area

u    Partnership development focus in 2005 will continue in Rocky Mountain Denver-Julesburg & Piceance Basins

u    Additional PDC activities underway on NECO properties and Wattenberg Field

u    Rocky Mountain region produced 72% of production in 2004

u   Up from 63% in 2003

Geographic Diversity

u      Drilling and acquisition focus is Rocky Mountain Region

u      Limited development activity in other areas

u      Selected Appalachian Basin behind pipe recompletions

u      No new activities planned for Michigan

u      Will consider acquisitions in all areas

Sustaining Growth

u     Investments in 2004 included:

u    Drilling, Codell recompletions, and other capital assets- $42 million

u     Debt at year end- $21 million

u    Total available credit over $80 million

u     Many economically attractive development opportunities in Wattenberg and Grand Valley Fields

u     Resources to make additional acquisitions

u     Record program sales of 2004 partnerships totaled $100 million up from $78 million

u    Plan to offer up to $115 million in 2005

u    First partnership fully subscribed in 2 days

u     Rocky Mountains exploratory drilling program

u    Sand Wash Basin- second well underway

u    Other wells planned in several areas

u    Dry holes are expensed under successful efforts accounting

2005 Drilling Plans

u    Rockies: Plan partnership drilling in Wattenberg & Grand Valley Fields

u    Funds split equally between areas

u    About 3-4 Wattenberg wells per Piceance well

u    PDC will have a 20% interest in partnerships

u    Other development drilling planned in non-partnership areas (not in competition with partnerships)

u    Continuing NECO down spacing (~65 wells)

u    Exploratory and new areas

u    Sand Wash Basin- 1 drilled and 1 underway

u    Other opportunities

Rocky Mountain Prospect Area

Map of Prospect Areas

Exploratory Projects

Project	State	County	Well Depth Range (ft.)	Reservoir
Legacy	Colorado	Moffat		Lance
Coffepot Springs	Colorado	Moffat	8,000 to 13,000	Lewis / Fox Hills
Sweetwater	Wyoming	Sweetwater		Almond / Mesaverde